UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2026

Citius Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-38174	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor, Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CTXR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 4, 2026, in connection with an equity financing transaction and debt facility by Citius Oncology, Inc. (“Citius Oncology”), the majority-owned subsidiary of Citius Pharmaceuticals, Inc. (the “Company”), the Company and Citius Oncology entered into a Third Amendment to Promissory Note (the “Third Amendment”), which amends the promissory note, dated August 16, 2024, as previously amended on September 10, 2025 and December 10, 2025, issued by the Citius Oncology to the Company in the original principal amount of $3,800,111 (the “Promissory Note”), to, among other things, (i) conform the payment and maturity provisions of the Promissory Note to the subordination agreement entered into by Citius Oncology in connection with its debt facility, such that the entire unpaid principal balance of the Promissory Note shall be payable on a date that is 91 days after the senior debt of Citius Oncology has been fully paid and the related loan and security agreement has been terminated, (ii) eliminate all prior maturity triggers related to capital raises, issuances of debt or equity securities, or royalty-backed monetizations, (iii) prohibit prepayment of the Promissory Note in cash prior to the new maturity date, and (iv) add a voluntary conversion feature allowing the Company, subject to Citius Oncology’s approval, to convert all or a portion of the outstanding principal into shares of common stock at a conversion price equal to $0.90 per share. All other terms of the Promissory Note remain the same.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit	Description
10.1	Third Amendment to Promissory Note, dated as of May 4, 2026, between the Company and Citius Oncology.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: May 8, 2026	/s/ Leonard Mazur
Leonard Mazur
Chairman and Chief Executive Officer

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